TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2023 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES—111.4% of Net Assets
ASSET-BACKED SECURITIES—18.0%
Academic Loan Funding Trust (12-1A-R) 0.00%(1),(2),(3),(4)	12/27/44	$3,368	$639,920
Allegro CLO XII, Ltd. (20-1A-B) 6.52% (3 mo. USD LIBOR + 1.700%)(1),(5)	01/21/32	475,000	462,821
Allegro CLO XIII, Ltd. (21-1A-B) 6.51% (3 mo. USD LIBOR + 1.700%)(1),(5)	07/20/34	650,000	628,654
AMSR Trust (20-SFR1-I) 8.19%(1)	04/17/37	850,000	816,101
AMSR Trust (20-SFR2-F) 5.25%(1)	07/17/37	1,375,000	1,307,474
AMSR Trust (20-SFR3-E1) 2.56%(1)	09/17/37	1,000,000	910,246
Apidos CLO XXXVII (21-37A-B) 6.42% (3 mo. USD LIBOR + 1.600%)(1),(5)	10/22/34	725,000	700,785
Bayview Commercial Asset Trust (03-2-A) 5.72% (1 mo. USD LIBOR + 0.870%)(1),(5)	12/25/33	135,309	128,942
Blackrock Rainier CLO VI, Ltd. (21-6A-A) 6.51% (3 mo. USD LIBOR + 1.700%)(1),(5)	04/20/33	700,000	685,195
BMO SBA COOF Trust (19-1-A) (I/O) 1.76%(1),(6)	10/25/45	5,442,793	191,919
Carvana Auto Receivables Trust (20-P1-R) 0.00%(1),(3)	09/08/27	2,000	269,110
Carvana Auto Receivables Trust (21-N3-R) 0.00%(1),(3)	06/12/28	2,200	515,993
Carvana Auto Receivables Trust (22-N1-R) 0.00%(1),(3)	12/11/28	4,700	888,856
Carvana Auto Receivables Trust (22-P-2R) 0.00%(1),(3)	05/10/29	3,700	739,686
Carvana Auto Receivables Trust (22-P1-R) 0.00%(1),(3)	01/10/29	2,425	856,263
Carvana Auto Receivables Trust (22-P3-R) 0.00%(1),(3)	09/10/29	2,900	550,746
Carvana Auto Receivables Trust (23-P1-R) 0.00%(1)	03/11/30	4,400	910,368
Cedar Funding II CLO, Ltd. (13-1A-BRR) 6.16% (3 mo. USD LIBOR + 1.350%)(1),(5)	04/20/34	700,000	665,382
Cedar Funding XII CLO, Ltd. (20-12A-A1R) 5.95% (3 mo. USD LIBOR + 1.130%)(1),(5)	10/25/34	1,375,000	1,336,126
CIFC Funding, Ltd. (18-1A-SUB) 0.00%(1),(6)	04/18/31	650,000	311,534
CIFC Funding, Ltd. (22-2A-INCB) 1.00%(1),(6)	04/19/35	685,000	564,181
CIT Education Loan Trust (07-1-A) 5.22% (3 mo. USD LIBOR + 0.090%)(1),(5)	03/25/42	379,026	366,004
COOF Securitization Trust II (15-2-A1) (I/O) 2.35%(1),(6)	08/25/41	2,475,591	152,402
CoreVest American Finance Trust (19-1-XA) (I/O) 2.28%(1),(6)	03/15/52	192,024	6,190
CoreVest American Finance Trust (20-1-A2) 2.30%(1)	03/15/50	470,000	421,291
Dryden 85 CLO, Ltd. (20-85A-AR) 5.94% (3 mo. USD LIBOR + 1.150%)(1),(5)	10/15/35	1,375,000	1,336,361
Eaton Vance CLO, Ltd. (20-1A-AR) 5.96% (3 mo. USD LIBOR + 1.170%)(1),(5)	10/15/34	850,000	831,002
EFS Volunteer No 2 LLC (12-1-A2) 6.20% (1 mo. USD LIBOR + 1.350%)(1),(5)	03/25/36	567,629	566,609
FirstKey Homes Trust (20-SFR1-G) 4.78%(1)	08/17/37	1,735,000	1,595,820
FirstKey Homes Trust (21-SFR3-E1) 2.99%(1)	12/17/38	1,173,000	1,028,321
FRTKL (21-SFR1-G) 4.11%(1)	09/17/38	1,015,000	858,979
Global SC Finance II SRL (14-1A-A2) 3.09%(1)	07/17/29	57,942	56,011
Goal Capital Funding Trust (06-1-B) 5.41% (3 mo. USD LIBOR + 0.450%)(5)	08/25/42	134,471	123,202
Harvest Commercial Capital Loan Trust (19-1-A) 3.29%(1),(6)	09/25/46	261,141	248,154
HPS Loan Management, Ltd. (10A-16-A1RR) 5.95% (3 mo. USD LIBOR + 1.140%)(1),(5)	04/20/34	875,000	854,631
ITE Rail Fund Levered LP (21-1A-A) 2.25%(1)	02/28/51	378,945	326,441
J.G. Wentworth XXXVIII LLC (17-1A-A) 3.99%(1)	08/16/60	189,827	172,957
Magnetite VII, Ltd. (12-7A-A1R2) 5.59% (3 mo. USD LIBOR + 0.800%)(1),(5)	01/15/28	314,142	311,551
Mosaic Solar Loan Trust (21-1A-R) 0.00%(1),(7)	12/20/46	817,503	107,762
Mosaic Solar Loan Trust (21-2A-R) 0.00%(1),(7)	04/22/47	1,150,000	45,007
Mosaic Solar Loan Trust (21-3A-R) 0.00%(1),(7)	06/20/52	1,600,000	135,454
Neuberger Berman Loan Advisers CLO, Ltd. (21-43A-A) 5.92% (3 mo. USD LIBOR + 1.130%)(1),(5)	07/17/35	800,000	783,454
OCP CLO, Ltd. (21-21A-B) 6.51% (3 mo. USD LIBOR + 1.700%)(1),(5)	07/20/34	400,000	384,316
Palmer Square CLO, Ltd. (18-1A-A1) 5.82% (3 mo. USD LIBOR + 1.030%)(1),(5)	04/18/31	600,000	591,390
Park Avenue Institutional Advisers CLO, Ltd. (21-1A-A2) 6.56% (3 mo. USD LIBOR + 1.750%)(1),(5)	01/20/34	420,000	402,818
Progress Residential Trust (21-SFR7-E2) 2.64%(1)	08/17/40	1,451,000	1,157,176
Progress Residential Trust (21-SFR8-G) 4.01%(1)	10/17/38	1,450,000	1,193,584
Progress Residential Trust (21-SFR9-E1) 2.81%(1)	11/17/40	1,707,000	1,375,637
Regata XII Funding, Ltd. (19-1A-BR) 6.39% (3 mo. USD LIBOR + 1.600%)(1),(5)	10/15/32	725,000	702,757
Rockford Tower CLO Ltd. (17-2A-BR) 6.29% (3 mo. USD LIBOR + 1.500%)(1),(5)	10/15/29	800,000	779,248
Rockford Tower CLO, Ltd. (20-1A-D) 8.56% (3 mo. USD LIBOR + 3.750%)(1),(5)	01/20/32	900,000	832,575
Santander Consumer Auto Receivables Trust (21-CA-R) 0.00%(1),(3)	06/15/28	5,500	648,410
SLC Student Loan Trust (04-1-B) 5.15% (3 mo. USD LIBOR + 0.290%)(5)	08/15/31	188,244	164,652

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2023 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
SLC Student Loan Trust (06-1-B) 5.08% (3 mo. USD LIBOR + 0.210%)(5)	03/15/55	$244,955	$218,902
SLM Student Loan Trust (04-2-B) 5.29% (3 mo. USD LIBOR + 0.470%)(5)	07/25/39	212,872	198,703
SLM Student Loan Trust (05-9-B) 5.12% (3 mo. USD LIBOR + 0.300%)(5)	01/25/41	286,988	258,669
SLM Student Loan Trust (07-6-B) 5.67% (3 mo. USD LIBOR + 0.850%)(5)	04/27/43	106,227	98,549
SLM Student Loan Trust (07-7-B) 5.57% (3 mo. USD LIBOR + 0.750%)(5)	10/27/70	150,000	127,925
SLM Student Loan Trust (08-2-B) 6.02% (3 mo. USD LIBOR + 1.200%)(5)	01/25/83	225,000	198,717
SLM Student Loan Trust (08-3-B) 6.02% (3 mo. USD LIBOR + 1.200%)(5)	04/26/83	225,000	209,299
SLM Student Loan Trust (08-4-B) 6.67% (3 mo. USD LIBOR + 1.850%)(5)	04/25/73	515,000	494,447
SLM Student Loan Trust (08-5-B) 6.67% (3 mo. USD LIBOR + 1.850%)(5)	07/25/73	260,000	243,073
SLM Student Loan Trust (08-6-B) 6.67% (3 mo. USD LIBOR + 1.850%)(5)	07/26/83	225,000	208,807
SLM Student Loan Trust (08-7-B) 6.67% (3 mo. USD LIBOR + 1.850%)(5)	07/26/83	305,000	283,226
SLM Student Loan Trust (08-8-B) 7.07% (3 mo. USD LIBOR + 2.250%)(5)	10/25/75	260,000	253,353
SLM Student Loan Trust (08-9-B) 7.07% (3 mo. USD LIBOR + 2.250%)(5)	10/25/83	260,000	256,730
SLM Student Loan Trust (13-M1-M1R) 0.00%(1),(3)	10/28/29	1,000	543,573
Stratus CLO, Ltd. (21-3A) 1.00%(1),(6)	12/29/29	750,000	541,398
Structured Receivables Finance LLC (10-A-B) 7.61%(1)	01/16/46	474,355	478,843
Structured Receivables Finance LLC (10-B-B) 7.97%(1)	08/15/36	310,375	321,296
Student Loan Consolidation Center (02-2-B2) 1.65% (28 day Auction Rate)(1),(5)	07/01/42	1,050,000	970,048
Textainer Marine Containers VII, Ltd. (21-2A-A) 2.23%(1)	04/20/46	1,329,267	1,153,737
TIF Funding II LLC (21-1A-A) 1.65%(1)	02/20/46	1,259,344	1,063,266
Tricon American Homes Trust (17-SFR2-E) 4.22%(1)	01/17/36	1,350,000	1,324,602
Vita Scientia DAC (22-1X-D) 5.19% (3 mo. EURIBOR + 2.490%)(5),(8)	02/27/33	1,500,000	1,351,669

Total Asset-backed Securities (Cost: $45,671,290)			43,439,300

MORTGAGE-BACKED SECURITIES—56.7%
Commercial Mortgage-backed Securities—Agency—1.2%
Fannie Mae, Pool #AN3542 3.41%	11/01/46	1,080,202	918,617
Fannie Mae (16-M11-X2) (ACES) (I/O) 3.04%(6)	07/25/39	758,823	15,162
Fannie Mae (19-M29-X4) (ACES) (I/O) 0.70%(6)	03/25/29	7,900,000	243,562
Freddie Mac Multifamily Structured Pass Through Certificates (K032-X3) (I/O) 1.67%(6)	10/25/41	4,020,000	12,813
Freddie Mac Multifamily Structured Pass Through Certificates (K039-X3) (I/O) 2.11%(6)	08/25/42	3,110,000	106,916
Freddie Mac Multifamily Structured Pass Through Certificates (K735-X3) (I/O) 2.15%(6)	05/25/47	3,750,000	212,230
Freddie Mac Multifamily Structured Pass Through Certificates (Q013-XPT2) (I/O) 1.81%(6)	05/25/27	2,844,656	78,822
Freddie Mac Multifamily Structured Pass-Through Certificates (19-P002-X) (I/O) 0.77%(6)	07/25/33	1,295,000	107,958
Freddie Mac Multifamily Structured Pass-Through Certificates (K031-X1) (I/O) 0.17%(6)	04/25/23	27,074,266	131
Freddie Mac Multifamily Structured Pass-Through Certificates (K031-X3) (I/O) 1.66%(6)	07/25/41	4,500,000	1,952
Freddie Mac Multifamily Structured Pass-Through Certificates (K034-X1) (I/O) 0.04%(6)	07/25/23	23,140,492	3,767
Freddie Mac Multifamily Structured Pass-Through Certificates (K040-X3) (I/O) 2.04%(6)	11/25/42	4,875,000	137,361
Freddie Mac Multifamily Structured Pass-Through Certificates (K049-X3) (I/O) 1.55%(6)	10/25/43	2,330,000	76,760
Freddie Mac Multifamily Structured Pass-Through Certificates (K060-X3) (I/O) 1.90%(6)	12/25/44	2,500,000	148,054
Freddie Mac Multifamily Structured Pass-Through Certificates (K726-X1) (I/O) 0.90%(6)	04/25/24	9,774,004	61,323
Freddie Mac Multifamily Structured Pass-Through Certificates (K728-X3) (I/O) 1.96%(6)	11/25/45	3,455,000	106,816
Freddie Mac Multifamily Structured Pass-Through Certificates (K732-X3) (I/O) 2.17%(6)	05/25/46	2,400,000	106,705
Freddie Mac Multifamily Structured Pass-Through Certificates (KC05-X1) (I/O) 1.21%(6)	06/25/27	7,705,734	230,964
Freddie Mac Multifamily Structured Pass-Through Certificates (KIR1-X) (I/O) 1.04%(6)	03/25/26	8,169,240	211,928
Freddie Mac Multifamily Structured Pass-Through Certificates (KW01-X3) (I/O) 4.10%(6)	03/25/29	690,000	65,891
Freddie Mac Multifamily Structured Pass-Through Certificates (Q010-XPT2) (I/O) 0.36%	08/25/24	1,412,707	4,403
Ginnie Mae (12-139-IO) (I/O) 0.55%(6)	02/16/53	1,128,754	17,453
Ginnie Mae (13-52-IO) (I/O) 0.06%(6)	02/16/55	6,361,617	6,531
Ginnie Mae (09-114-IO) (I/O) 0.02%(6)	10/16/49	4,964,927	143
Ginnie Mae (10-148-IO) (I/O) 0.29%(6)	09/16/50	4,982,089	48,943

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2023 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Ginnie Mae (11-105-IO) (I/O) 0.00%(6)	09/16/51	$3,652,444	$4
Ginnie Mae (11-152-IO) (I/O) 0.00%(6)	08/16/51	1,224,431	1
Ginnie Mae (12-4-IO) (I/O) 0.00%(6)	05/16/52	3,433,921	34
Ginnie Mae (14-103-IO) (I/O) 0.19%(6)	05/16/55	2,152,623	15,503
Ginnie Mae (14-125-IO) (I/O) 0.91%(6)	11/16/54	1,379,921	34,172

Total Commercial Mortgage-backed Securities—Agency (Cost: $6,927,078)			2,974,919

Commercial Mortgage-backed Securities—Non-Agency—6.2%
BBCMS Mortgage Trust (20-BID-D) 9.31% (1 mo. USD LIBOR + 4.630%)(1),(5)	10/15/37	705,000	666,371
BCRR Trust (16-FRR3-E) 6.36% (-1 mo. USD LIBOR + 18.348%)(1),(5)	05/26/26	695,789	637,686
Benchmark Mortgage Trust (19-B14-225D) 3.29%(1),(6)	12/15/62	535,000	367,952
Benchmark Mortgage Trust (20-IG3-BXC) 3.54%(1),(6)	09/15/48	555,000	405,426
BX Trust (19-OC11-A) 3.20%(1)	12/09/41	265,000	226,996
CALI Mortgage Trust (19-101C-A) 3.96%(1)	03/10/39	495,000	434,314
Citigroup Commercial Mortgage Trust (14-GC21-XD) (I/O) 1.35%(1),(6)	05/10/47	4,710,600	57,661
Citigroup Commercial Mortgage Trust (15-GC35-XA) (I/O) 0.72%(6)	11/10/48	6,335,257	93,596
Citigroup Commercial Mortgage Trust (19-PRM-X) (I/O) 1.18%(1),(6)	05/10/36	14,000,000	181,551
COMM Mortgage Trust (12-LC4-XB) (I/O) 0.36%(1),(6)	12/10/44	14,813,852	148
COMM Mortgage Trust (13-CR11-XA) (I/O) 0.89%(6)	08/10/50	8,936,849	8,532
COMM Mortgage Trust (13-CR12-XA) (I/O) 1.13%(6)	10/10/46	8,168,456	20,529
COMM Mortgage Trust (13-LC13-XA) (I/O) 0.95%(6)	08/10/46	5,410,586	5,830
COMM Mortgage Trust (14-CR18-XA) (I/O) 0.95%(6)	07/15/47	4,872,045	36,712
COMM Mortgage Trust (14-CR21-XA) (I/O) 0.83%(6)	12/10/47	15,586,713	173,404
COMM Mortgage Trust (20-CBM-XCP) (I/O) 0.60%(1),(6)	02/10/37	5,644,863	53,036
COMM Mortgage Trust (20-CX-E) 2.68%(1),(6)	11/10/46	370,000	224,311
CSMC Trust (20-FACT-F) 10.84% (1 mo. USD LIBOR + 6.157%)(1),(5)	10/15/37	1,017,000	850,478
DBWF Mortgage Trust (16-85T-A) 3.79%(1)	12/10/36	615,000	556,481
Extended Stay America Trust (21-ESH-F) 8.39% (1 mo. USD LIBOR + 3.700%)(1),(5)	07/15/38	634,525	597,391
Frost CMBS DAC (21-1A-EUE) 6.69% (3 mo. EURIBOR + 3.990%)(1),(5)	11/20/33	748,206	705,767
Grace Trust (20-GRCE-F) 2.68%(1),(6)	12/10/40	376,000	214,837
Grace Trust (20-GRCE-X) (I/O) 0.30%(1),(6)	12/10/40	10,620,000	209,904
GS Mortgage Securities Corp. Trust (20-UPTN-XA) (I/O) 0.35%(1),(6)	02/10/37	3,150,000	17,747
GS Mortgage Securities Trust (11-GC3-X) (I/O) 0.29%(1),(6)	03/10/44	537,158	5
GS Mortgage Securities Trust (12-GCJ7-XB) (I/O) 0.26%(1),(6)	05/10/45	304,967	653
GS Mortgage Securities Trust (14-GC18-XB) (I/O) 0.17%(6)	01/10/47	66,563,000	97,472
GS Mortgage Securities Trust (16-GS2-XA) (I/O) 1.73%(6)	05/10/49	4,073,887	165,870
Hudson Yards Mortgage Trust (19-55HY-F) 2.94%(1),(6)	12/10/41	150,000	95,127
ILPT Trust (19-SURF-A) 4.15%(1)	02/11/41	240,000	223,199
JPMBB Commercial Mortgage Securities Trust (14-C24-XA) (I/O) 0.86%(6)	11/15/47	7,285,426	58,963
JPMBB Commercial Mortgage Securities Trust (14-C21-XA) (I/O) 0.94%(6)	08/15/47	1,489,612	11,731
JPMBB Commercial Mortgage Securities Trust (14-C23-XA) (I/O) 0.59%(6)	09/15/47	9,045,895	53,139
JPMBB Commercial Mortgage Securities Trust (15-C29-XD) (I/O) 0.50%(1),(6)	05/15/48	26,458,000	243,365
JPMCC Commercial Mortgage Securities Trust (17-JP5-XA) (I/O) 0.82%(6)	03/15/50	10,239,631	243,857
JPMorgan Chase Commercial Mortgage Securities Trust (11-C3-XB) (I/O) 0.39%(1),(6)	02/15/46	50,512,115	175,926
JPMorgan Chase Commercial Mortgage Securities Trust (13-LC11-XA) (I/O) 1.26%(6)	04/15/46	7,394,279	38,282
JPMorgan Chase Commercial Mortgage Securities Trust (19-OSB-A) 3.40%(1)	06/05/39	585,000	516,293
LMREC, Inc. (19-CRE3-A) 6.20% (1 mo. USD LIBOR + 1.400%)(1),(5)	12/22/35	330,041	328,746
Manhattan West Mortgage Trust (20-1MW-A) 2.13%(1)	09/10/39	695,000	591,441
Med Trust (21-MDLN-G) 9.94% (1 mo. USD LIBOR + 5.250%)(1),(5)	11/15/38	668,015	612,579
MFT Mortgage Trust (20-B6-C) 3.28%(1),(6)	08/10/40	220,000	143,288
MFT Trust (20-ABC-C) 3.48%(1),(6)	02/10/42	175,000	109,967
MFT Trust (20-ABC-D) 3.48%(1),(6)	02/10/42	730,000	452,575
Morgan Stanley Bank of America Merrill Lynch Trust (15-C22-XA) (I/O) 1.00%(6)	04/15/48	8,192,237	110,666
Morgan Stanley Bank of America Merrill Lynch Trust (15-C24-XA) (I/O) 0.69%(6)	05/15/48	8,943,895	111,896
Morgan Stanley Bank of America Merrill Lynch Trust (16-C31-XA) (I/O) 1.27%(6)	11/15/49	6,456,371	219,613
Natixis Commercial Mortgage Securities Trust (19-FAME-D) 4.40%(1),(6)	08/15/36	835,000	685,905
Roseville, Ltd. 3.25%(4)	03/29/25	605,000	601,854

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2023 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
SFAVE Commercial Mortgage Securities Trust (15-5AVE-A2A) 3.66%(1),(6)	01/05/43	$805,000	$583,215
SFAVE Commercial Mortgage Securities Trust (15-5AVE-D) 4.39%(1),(6)	01/05/43	880,000	478,828
SMRT Commercial Mortgage Trust (22-MINI-E) 7.53% (SOFR + 2.700%)(1),(5)	01/15/39	1,005,000	908,307
UBS Commercial Mortgage Trust (17-C5-XA) (I/O) 1.07%(6)	11/15/50	5,718,466	202,575
WFRBS Commercial Mortgage Trust (13-C14-XA) (I/O) 0.65%(6)	06/15/46	5,533,344	15,916
WFRBS Commercial Mortgage Trust (13-C16-XA) (I/O) 0.56%(6)	09/15/46	10,053,044	5,254
WFRBS Commercial Mortgage Trust (14-C24-XA) (I/O) 0.84%(6)	11/15/47	5,106,051	48,643

Total Commercial Mortgage-backed Securities—Non-Agency (Cost: $22,787,197)			14,881,810

Residential Mortgage-backed Securities—Agency—19.1%
Fannie Mae (07-42-SE) (I/O) (I/F) 1.26% (-1 mo. USD LIBOR + 6.110%)(5)	05/25/37	40,972	3,253
Fannie Mae (07-48-SD) (I/O) (I/F) 1.25% (-1 mo. USD LIBOR + 6.100%)(5)	05/25/37	777,643	60,577
Fannie Mae (09-69-CS) (I/O) (I/F) 1.90% (-1 mo. USD LIBOR + 6.750%)(5)	09/25/39	134,036	13,578
Freddie Mac (1673-SD) (I/F) (PAC) 11.20% (-2.15 x T10Y + 19.391%)(5)	02/15/24	4,562	4,643
Freddie Mac (1760-ZD) 3.30% (1 x T10Y - 0.500%)(5)	02/15/24	9,851	9,804
Freddie Mac (3122-SG) (I/O) (I/F) (TAC) (PAC) 0.95% (-1 mo. USD LIBOR + 5.630%)(5)	03/15/36	1,290,584	94,755
Freddie Mac (3239-SI) (I/O) (I/F) (PAC) 1.97% (-1 mo. USD LIBOR + 6.650%)(5)	11/15/36	295,345	36,426
Freddie Mac (3323-SA) (I/O) (I/F) 1.43% (-1 mo. USD LIBOR + 6.110%)(5)	05/15/37	64,205	3,732
Freddie Mac (3459-JS) (I/O) (I/F) 1.57% (-1 mo. USD LIBOR + 6.250%)(5)	06/15/38	83,507	8,133
Freddie Mac (4030-HS) (I/O) (I/F) 1.93% (-1 mo. USD LIBOR + 6.610%)(5)	04/15/42	532,151	58,496
Ginnie Mae (06-35-SA) (I/O) (I/F) 1.84% (-1 mo. USD LIBOR + 6.600%)(5)	07/20/36	853,590	88,852
Ginnie Mae (06-61-SA) (I/O) (I/F) (TAC) 0.15% (-1 mo. USD LIBOR + 4.750%)(5)	11/20/36	1,227,321	37,574
Ginnie Mae (08-58-TS) (I/O) (I/F) (TAC) 1.64% (-1 mo. USD LIBOR + 6.400%)(5)	05/20/38	506,139	9,961
Ginnie Mae (16-153-IO) (I/O) 3.50%	11/20/46	1,415,735	219,819
Ginnie Mae II TBA, 30-Year
4.50%(9)	08/01/52	1,275,000	1,256,332
5.00%(9)	10/01/52	600,000	600,797
Uniform Mortgage-Backed Securities TBA, 30-Year
2.00%(9)	01/01/52	11,425,000	9,454,404
3.00%(9)	03/01/52	2,750,000	2,469,308
Uniform Mortgage-Backed Securities TBA, 30-Year
2.50%(9)	01/01/52	14,625,000	12,622,070
3.50%(9)	04/01/52	2,575,000	2,393,568
4.00%(9)	07/01/52	5,000,000	4,785,157
4.50%(9)	08/01/52	1,000,000	979,777
4.50%(9)	08/01/52	325,000	318,535
5.00%(9)	09/01/52	10,400,000	10,371,349

Total Residential Mortgage-backed Securities—Agency (Cost: $45,685,370)			45,900,900

Residential Mortgage-backed Securities—Non-Agency—30.2%
ACE Securities Corp. (04-IN1-A1) 5.49% (1 mo. USD LIBOR + 0.640%)(5)	05/25/34	329,826	307,567
ACE Securities Corp. (07-ASP1-A2C) 5.37% (1 mo. USD LIBOR + 0.520%)(5)	03/25/37	1,175,550	563,585
Adjustable Rate Mortgage Trust (05-4-6A22) 4.16%(6)	08/25/35	343,929	295,163
Adjustable Rate Mortgage Trust (06-1-2A1) 4.60%(6)	03/25/36	330,481	193,919
Ajax Mortgage Loan Trust (19-F-A2) 3.50%(1)	07/25/59	1,300,000	1,193,488
Alternative Loan Trust (05-46CB-A20) (TAC) 5.50%(10)	10/25/35	555,607	404,058
Alternative Loan Trust (06-8T1-1A2) (I/O) 0.65% (-1 mo. USD LIBOR + 5.500%)(4),(5)	04/25/36	4,671,333	535,363
Asset-Backed Funding Certificates (07-NC1-A2) 5.15% (1 mo. USD LIBOR + 0.300%)(1),(5)	05/25/37	822,478	758,265
Asset-Backed Securities Corp. Home Equity (06-HE3-A5) 2.93% (1 mo. USD LIBOR + 0.540%)(5)	03/25/36	937,745	893,877
Asset-Backed Securities Corp. Home Equity (07-HE1-A1B) 3.95% (1 mo. USD LIBOR + 0.150%)(5)	12/25/36	299,685	282,075
Banc of America Alternative Loan Trust (05-10-1CB1) 5.25% (1 mo. USD LIBOR + 0.400%)(5)	11/25/35	322,277	267,803
Banc of America Funding Trust (06-3-4A14) 6.00%	03/25/36	145,889	117,334
Banc of America Funding Trust (06-3-5A3) 5.50%(10)	03/25/36	106,530	92,100
Banc of America Funding Trust (15-R4 2A1) 4.82% (1 mo. USD LIBOR + 0.205%)(1),(5)	02/25/37	325,181	315,978
BCMSC Trust (00-A-A4) 8.29%(6)	06/15/30	3,316,690	494,313
Bear Stearns Adjustable Rate Mortgage Trust (03-7-9A) 4.24%(6)	10/25/33	227,231	206,234
Bear Stearns Adjustable Rate Mortgage Trust (05-9-A1) 5.23% (U.S. 1-year Treasury Constant Maturity Rate + 2.300%)(5)	10/25/35	106,452	99,022
Bear Stearns Adjustable Rate Mortgage Trust (07-4-22A1) 3.70%(6),(10)	06/25/47	553,649	488,736
Bear Stearns ALT-A Trust (05-3-4A3) 3.72%(6)	04/25/35	250,708	244,080
Bear Stearns Asset-Backed Securities Trust (05-AC6-1A3) 5.50%(6)	09/25/35	346,628	311,730
Bear Stearns Asset-Backed Securities Trust (06-IM1-A1) 5.31% (1 mo. USD LIBOR + 0.460%)(5)	04/25/36	81,568	81,408

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2023 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Bear Stearns Mortgage Funding Trust (07-AR3-1X) (I/O) 0.50%(4)	03/25/37	$25,425,404	$630,830
C-BASS Mortgage Loan Trust (07-CB2-A2B) 3.53%(10)	02/25/37	809,252	496,465
C-BASS Mortgage Loan Trust (07-CB2-A2C) 3.53%(10)	02/25/37	795,100	483,166
Carrington Mortgage Loan Trust (06-NC4-A4) 5.09% (1 mo. USD LIBOR + 0.240%)(5)	10/25/36	1,250,000	1,072,591
Carrington Mortgage Loan Trust (07-RFC1-A3) 4.99% (1 mo. USD LIBOR + 0.140%)(5)	12/25/36	1,140,910	1,086,618
CHL Mortgage Pass-Through Trust (04-HYB4-B1) 3.95%(6)	09/20/34	447,473	222,341
CHL Mortgage Pass-Through Trust (06-14-X) (I/O) 0.14%(4),(6)	09/25/36	8,110,122	34,113
CHL Mortgage Pass-Through Trust (06-HYB2-1A1) 4.18%(6)	04/20/36	702,241	487,077
CHNGE Mortgage Trust (23-1-M1) 8.41%(1),(6)	03/25/58	460,000	459,452
CIM Trust (19-R1-A) 3.25%(1),(6)	10/25/58	718,791	628,803
CIM Trust (21-NR1-A1) 2.57%(1)	07/25/55	973,244	934,771
CIM Trust (21-NR2-A1) 2.57%(1)	07/25/59	1,066,102	1,020,109
CIM Trust (21-NR3-A1) 2.57%(1)	06/25/57	305,126	289,834
CIM Trust (21-NR4-A1) 2.82%(1)	10/25/61	1,125,071	1,051,699
CIM Trust (21-R3-A1A) 1.95%(1),(6)	06/25/57	834,980	732,759
CIM Trust (21-R4-A1A) 2.00%(1),(6)	05/01/61	858,913	744,600
CIM Trust (21-R5-A1B) 2.00%(1),(6)	08/25/61	1,096,000	667,902
CIM Trust (22-NR1-A1) 5.00%(1)	07/25/62	353,875	326,404
CIM Trust (23-NR1-A1) 6.00%(1)	06/25/62	1,306,090	1,263,837
Citigroup Mortgage Loan Trust, Inc. (05-11-A2A) 5.41% (U.S. 1-year Treasury Constant Maturity Rate + 2.400%)(5)	10/25/35	191,107	181,680
Citigroup Mortgage Loan Trust, Inc. (05-8-1A1A) 4.12%(10),(6)	10/25/35	376,737	303,728
Citigroup Mortgage Loan Trust, Inc. (14-10-2A2) 4.87% (1 mo. USD LIBOR + 0.250%)(1),(5)	07/25/37	247,532	248,672
CitiMortgage Alternative Loan Trust (06-A3-1A7) 6.00%(10)	07/25/36	608,804	532,565
CitiMortgage Alternative Loan Trust (06-A5-1A8) 6.00%(10)	10/25/36	519,156	460,740
Connecticut Avenue Securities Trust (19-R06-2B1) 8.60% (1 mo. USD LIBOR + 3.750%)(1),(5)	09/25/39	747,214	728,146
Connecticut Avenue Securities Trust (19-R07-1B1) 8.25% (1 mo. USD LIBOR + 3.400%)(1),(5)	10/25/39	1,000,000	984,791
Connecticut Avenue Securities Trust (21-R03-1B2) 10.06% (SOFR30A + 5.500%)(1),(5)	12/25/41	1,000,000	885,132
Connecticut Avenue Securities Trust (22-R04-1M2) 7.66% (SOFR30A + 3.100%)(1),(5)	03/25/42	850,000	843,625
Conseco Finance Securitizations Corp. (99-6-A1) 7.36%(1),(6)	06/01/30	1,271,137	476,446
Conseco Financial Corp. (96-6-M1) 7.95%(6)	09/15/27	23,979	24,033
Countrywide Asset-Backed Certificates (07-13-2A1) 5.75% (1 mo. USD LIBOR + 0.900%)(5)	10/25/47	423,002	381,438
Credit Suisse First Boston Mortgage Securities Corp. (04-AR5-11A2) 5.59% (1 mo. USD LIBOR + 0.740%)(5)	06/25/34	9,634	9,645
Credit Suisse First Boston Mortgage Securities Corp. (05-12-1A1) 6.50%	01/25/36	950,679	244,159
Credit Suisse Mortgage Capital Certificates (06-6-1A8) 6.00%(10)	07/25/36	472,032	252,674
Credit-Based Asset Servicing and Securitization LLC (03-CB3-AF1) 3.38%	12/25/32	317,331	295,385
Credit-Based Asset Servicing and Securitization LLC (06-CB2-AF2) 3.04%	12/25/36	1,888,280	1,430,648
Credit-Based Asset Servicing and Securitization LLC (07-CB3-A3) 3.29%	03/25/37	1,171,087	448,551
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AR6-A6) 5.23% (1 mo. USD LIBOR + 0.380%)(5)	02/25/37	309,249	259,630
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust (06-AB2-A2) 4.81%(6),(10)	06/25/36	925,571	803,443
DSLA Mortgage Loan Trust (06-AR2-2A1A) 4.96% (1 mo. USD LIBOR + 0.200%)(5)	10/19/36	343,037	230,191
Federal Home Loan Mortgage Corp. (21-DNA2-M2) 6.86% (SOFR30A + 2.300%)(1),(5)	08/25/33	525,000	516,759
Federal Home Loan Mortgage Corp. (21-DNA5-B1) 7.61% (SOFR30A + 3.050%)(1),(5)	01/25/34	800,000	724,200
Federal Home Loan Mortgage Corp. (21-DNA6-B1) 7.96% (SOFR30A + 3.400%)(1),(5)	10/25/41	650,000	607,897
Federal Home Loan Mortgage Corp. (21-HQA2-M2) 6.61% (SOFR30A + 2.050%)(1),(5)	12/25/33	900,000	851,081
First Franklin Mortgage Loan Asset-Backed Certificates (06-FF13-A2C) 5.17% (1 mo. USD LIBOR + 0.320%)(5)	10/25/36	604,943	405,965
First Horizon Alternative Mortgage Securities Trust (05-AA10-2A1) 4.13%(6)	12/25/35	176,932	143,809
Greenpoint Manufactured Housing (00-1-A4) 8.14%(6)	03/20/30	461,102	343,647
GSAA Home Equity Trust (06-13-AF6) 6.54%	07/25/36	1,152,364	370,858
GSAMP Trust (07-NC1-A2C) 5.00% (1 mo. USD LIBOR + 0.1500%)(5)	12/25/46	2,330,664	1,136,485
GSC Capital Corp. Mortgage Trust (06-2-A1) 5.21% (1 mo. USD LIBOR + 0.360%)(5)	05/25/36	197,962	179,649
GSR Mortgage Loan Trust (05-AR3-6A1) 3.59%(6)	05/25/35	141,933	108,227

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2023 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
HSI Asset Loan Obligation Trust (07-2-2A12) 6.00%	09/25/37	$340,744	$263,698
Indymac INDX Mortgage Loan Trust (04-AR6-5A1) 3.99%(6)	10/25/34	266,590	248,363
Indymac INDX Mortgage Loan Trust (05-AR19-A1) 3.29%(6)	10/25/35	400,108	310,439
Indymac INDX Mortgage Loan Trust (06-AR13-A4X) (I/O) 0.57%(4),(6)	07/25/36	227,386	2
Indymac INDX Mortgage Loan Trust (06-AR9-1A1) 3.31%(6)	06/25/36	433,517	257,930
Indymac INDX Mortgage Loan Trust (07-AR5-2A1) 3.15%(6)	05/25/37	646,286	507,831
Indymac INDX Mortgage Loan Trust (07-FLX2-A1C) 5.04% (1 mo. USD LIBOR + 0.190%)(5)	04/25/37	1,455,612	1,212,248
JPMorgan Alternative Loan Trust (06-A2-5A1) 3.59%(10),(6)	05/25/36	353,226	208,201
JPMorgan Mortgage Acquisition Trust (06-WF1-A5) 6.91%	07/25/36	1,929,138	562,030
JPMorgan Mortgage Trust (04-A6-5A1) 3.91%(6)	12/25/34	181,284	160,599
JPMorgan Mortgage Trust (07-S2-1A1) 5.00%	06/25/37	146,162	68,330
JPMorgan Resecuritization Trust (15-4-2A2) 3.93%(1),(6)	06/26/47	3,074,772	1,333,187
Lehman Mortgage Trust (06-7-2A5) (I/O) (I/F) 1.70% (-1 mo. USD LIBOR + 6.550%)(4),(5)	11/25/36	2,889,281	358,114
Lehman XS Trust (06-10N-1A3A) 5.27% (1 mo. USD LIBOR + 0.420%)(5)	07/25/46	419,095	376,044
Lehman XS Trust (06-12N-A31A) 5.25% (1 mo. USD LIBOR + 0.400%)(5)	08/25/46	527,474	501,567
Long Beach Mortgage Loan Trust (04-4-M1) 5.75% (1 mo. USD LIBOR + 0.900%)(5)	10/25/34	415,627	383,886
MASTR Alternative Loan Trust (06-2-2A2) (I/O) (I/F) 2.25% (-1 mo. USD LIBOR + 7.100%)(4),(5)	03/25/36	5,899,127	454,158
MASTR Alternative Loans Trust (07-HF1-4A1) 7.00%	10/25/47	1,060,738	522,378
MASTR Asset-Backed Securities Trust (07-HE1-A4) 5.13% (1 mo. USD LIBOR + 0.280%)(5)	05/25/37	2,000,000	1,542,536
Merrill Lynch Alternative Note Asset Trust (07-OAR2-A2) 5.27% (1 mo. USD LIBOR + 0.420%)(5)	04/25/37	623,254	509,924
Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2B) 5.11% (1 mo. USD LIBOR + 0.260%)(5)	06/25/37	467,819	420,203
Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2C) 5.21% (1 mo. USD LIBOR + 0.180%)(5)	06/25/37	955,276	868,337
Merrill Lynch Mortgage Investors Trust (06-RM2-A1A) 5.22% (1 mo. USD LIBOR + 0.370%)(5)	05/25/37	3,954,406	1,152,106
Merrill Lynch Mortgage-Backed Securities Trust (07-2-1A1) 7.43% (1-year Treasury Constant Maturity Rate + 2.400%)(5)	08/25/36	112,148	97,157
Morgan Stanley Mortgage Loan Trust (07-15AR-4A1) 3.43%(6)	11/25/37	243,255	219,301
New Residential Mortgage Loan Trust (22-NQM2-A2) 3.70%(1),(6)	03/27/62	930,000	743,519
Nomura Asset Acceptance Corp. (06-AR1-1A) 4.24%(6)	02/25/36	116,213	85,086
Oakwood Mortgage Investors, Inc. (00-A-A4) 8.15%(6)	09/15/29	1,718,186	438,227
Oakwood Mortgage Investors, Inc. (00-D-A4) 7.40%(6)	07/15/30	683,078	168,712
Oakwood Mortgage Investors, Inc. (01-C-A3) 6.61%(6)	06/15/31	1,671,028	209,486
Oakwood Mortgage Investors, Inc. (01-D-A3) 5.90%(6),(11)	09/15/22	581,303	293,596
Oakwood Mortgage Investors, Inc. (02-A-A3) 6.03%(6)	05/15/24	19,612	19,599
Oakwood Mortgage Investors, Inc. (99-E-A1) 7.61%(6)	03/15/30	586,503	371,307
PRET LLC (22-RN2-A2) 6.50%(1)	06/25/52	1,255,000	1,155,628
Pretium Mortgage Credit Partners LLC (22-RN3-A2) 6.50%(1),(6)	08/25/52	1,125,000	1,039,010
PRPM 2021-4 LLC (21-4-A1) 1.87%(1)	04/25/26	1,278,338	1,222,280
PRPM LLC (21-1-A2) 6.29%(1)	02/25/27	1,000,000	949,480
PRPM LLC (21-10-A1) 2.49%(1)	10/25/26	940,820	872,035
PRPM LLC (21-11-A1) 2.49%(1)	11/25/26	423,223	401,530
PRPM LLC (21-8-A1) 1.74%(1),(6)	09/25/26	711,379	667,876
PRPM LLC (22-3-A1) 5.56%(1)	06/25/27	1,312,488	1,294,833
PRPM LLC (22-4-A2) 5.00%(1)	08/25/27	1,080,000	986,424
RALI Series Trust (06-QS13-1A2) (I/O) (I/F) 2.31% (-1 mo. USD LIBOR + 7.160%)(4),(5)	09/25/36	2,138,414	217,920
RALI Series Trust (06-QS7-A2) 6.00%(10)	06/25/36	308,821	244,791
Residential Accredit Loans, Inc. (05-QA7-A1) 3.88%(6),(10)	07/25/35	663,280	501,223
Residential Accredit Loans, Inc. (05-QA8-CB21) 4.38%(6),(10)	07/25/35	333,124	185,013
Residential Accredit Loans, Inc. (06-QA10-A2) 5.21% (1 mo. USD LIBOR + 0.360%)(5)	12/25/36	390,151	306,519
Residential Accredit Loans, Inc. (06-QS1-A3) (PAC) 5.75%(10)	01/25/36	235,172	191,776
Residential Accredit Loans, Inc. (06-QS6-1AV) (I/O) 0.77%(4),(6)	06/25/36	2,789,211	60,539
Residential Accredit Loans, Inc. (06-QS8-A3) 6.00%(10)	08/25/36	534,394	437,322
Residential Accredit Loans, Inc. (07-QS2-AV) (I/O) 0.33%(4),(6)	01/25/37	6,565,707	69,826
Residential Accredit Loans, Inc. (07-QS3-AV) (I/O) 0.36%(4),(6)	02/25/37	7,554,284	88,095
Residential Accredit Loans, Inc. (07-QS6-A62) (TAC) 5.50%(10)	04/25/37	164,006	127,642
Residential Asset Securitization Trust (05-A15-4A1) 6.00%	02/25/36	932,161	317,766
Residential Asset Securitization Trust (07-A5-AX) (I/O) 6.00%(4)	05/25/37	1,325,991	233,249
Residential Funding Mortgage Securities (06-S9-AV) (I/O) 0.35%(4),(6)	09/25/36	16,951,259	184,718

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2023 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Saxon Asset Securities Trust (07-3-2A4) 5.34% (1 mo. USD LIBOR + 0.490%)(5)	09/25/47	$2,926,000	$2,280,667
Securitized Asset-Backed Receivables LLC Trust (06-CB1-AF2) 2.86%	01/25/36	975,120	767,061
Securitized Asset-Backed Receivables LLC Trust (07-NC2-A2C) 5.07% (1 mo. USD LIBOR + 0.220%)(5)	01/25/37	4,614,000	3,141,224
Structured Adjustable Rate Mortgage Loan Trust (05-20-1A1) 4.93%(6),(10)	10/25/35	88,681	83,286
Structured Adjustable Rate Mortgage Loan Trust (07-9-2A1) 3.82%(6),(10)	10/25/47	230,950	141,403
Structured Asset Mortgage Investments II Trust (06-AR4-5A1) 5.21% (1 mo. USD LIBOR + 0.360%)(5)	06/25/36	667,100	538,597
VOLT CIII LLC (21-CF1-A1) 1.99%(1)	08/25/51	825,182	752,433
VOLT XCIX LLC (21-NPL8-A1) 2.12%(1)	04/25/51	1,443,075	1,321,690
WAMU Asset-Backed Certificates (07-HE1-2A3) 5.00% (1 mo. USD LIBOR + 0.150%)(5)	01/25/37	1,578,832	713,388
Wells Fargo Alternative Loan Trust (07-PA2-2A2) (I/O) (I/F) 1.22% (-1 mo. USD LIBOR + 6.070%)(4),(5)	06/25/37	1,383,513	76,246
Wells Fargo Mortgage-Backed Securities Trust (07-AR3-A4) 4.54%(6),(10)	04/25/37	105,732	95,176

Total Residential Mortgage-backed Securities—Non-Agency (Cost: $81,445,002)			72,728,135

Total Mortgage-backed Securities (Cost: $156,844,647)			136,485,764

CORPORATE BONDS—34.3%

Aerospace & Defense—0.4%
Boeing Co. (The) 1.43%	02/04/24	675,000	652,556
TransDigm, Inc. 6.75%(1)	08/15/28	350,000	353,724

			1,006,280

Agriculture—0.7%
BAT Capital Corp.
4.54%	08/15/47	135,000	100,714
5.65%	03/16/52	175,000	154,017
Imperial Brands Finance (Netherlands) 1.75%(8)	03/18/33	100,000	78,693
Imperial Brands Finance PLC (United Kingdom)
3.13%(1)	07/26/24	270,000	261,544
6.13%(1)	07/27/27	125,000	128,321
Reynolds American, Inc. 5.85%	08/15/45	975,000	879,596

			1,602,885

Airlines—0.4%
JetBlue Pass-Through Certificates (20-1A) 4.00%	05/15/34	695,301	640,574
US Airways Group, Inc. Pass-Through Certificates (10-1-A) (EETC) 6.25%	10/22/24	231,812	231,865

			872,439

Banks—10.0%
Bank of America Corp.
0.98% (SOFR + 0.690%)(5)	04/22/25	395,000	376,411
1.66% (SOFR + 0.910%)(5)	03/11/27	625,000	563,895
1.73% (SOFR + 0.960%)(5)	07/22/27	55,000	49,335
1.92% (SOFR + 1.37%)(5)	10/24/31	305,000	243,912
2.30% (SOFR + 1.220%)(5)	07/21/32	655,000	528,198
2.55% (SOFR + 1.050%SOFR + 1.050%SOFR + 1.050%)(5)	02/04/28	120,000	109,391
3.19% (3 mo. USD LIBOR + 1.180%)(5)	07/23/30	510,000	453,528
3.42% (3mo. USD LIBOR + 1.04%)(5)	12/20/28	395,000	367,528
4.38% (U.S. 5-year Treasury Constant Maturity Rate + 2.760%)(5),(12)	01/27/27	140,000	119,542
Citigroup, Inc.
1.46% (SOFR+ 0.770%)(5)	06/09/27	430,000	382,296
2.52% (SOFR + 1.177%)(5)	11/03/32	375,000	306,151
2.57% (SOFR + 2.107%)(5)	06/03/31	455,000	384,153
2.67% (SOFR + 1.146%)(5)	01/29/31	140,000	119,841
2.98% (SOFR + 1.422%)(5)	11/05/30	145,000	127,177
3.06% (SOFR + 1.35%)(5)	01/25/33	990,000	842,252
3.07% (SOFR + 1.280%)(5)	02/24/28	135,000	125,713
Comerica, Inc. 5.63% (U.S. 5-year Treasury Constant Maturity Rate + 5.291%)(5),(12)	07/01/25	395,000	332,116
Credit Suisse Group AG (Switzerland)
1.31% (SOFR + 0.980%)(1),(5)	02/02/27	190,000	161,500
3.09% (SOFR + 1.730%)(1),(5)	05/14/32	500,000	402,400
4.19% (SOFR + 3.730%)(1),(5)	04/01/31	1,210,000	1,077,263
6.37% (SOFR + 3.340%)(1),(5)	07/15/26	95,000	92,649
6.54% (SOFR + 3.920%)(1),(5)	08/12/33	1,450,000	1,486,250
Goldman Sachs Group, Inc. (The)
0.93% (SOFR + 0.486%)(5)	10/21/24	285,000	277,377
1.22%	12/06/23	700,000	680,477
1.43% (SOFR + 0.798%)(5)	03/09/27	705,000	630,637
1.54% (SOFR + 0.818%)(5)	09/10/27	645,000	568,039
2.38% (SOFR + 1.248%)(5)	07/21/32	205,000	167,169
2.65% (SOFR + 1.264%)(5)	10/21/32	640,000	529,244

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2023 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
HSBC Holdings PLC (United Kingdom)
1.59% (SOFR + 1.290%)(5)	05/24/27	$285,000	$251,484
2.10% (SOFR + 1.929%)(5)	06/04/26	430,000	395,196
2.21% (SOFR + 1.285%)(5)	08/17/29	1,075,000	906,257
2.36% (SOFR + 1.947%)(5)	08/18/31	255,000	205,902
6.33%	03/09/44	75,000	79,348
JPMorgan Chase & Co.
1.04% (SOFR + 0.695%)(5)	02/04/27	1,000,000	892,860
1.58% (SOFR + 0.885%)(5)	04/22/27	425,000	382,003
2.07% (SOFR + 1.015%)(5)	06/01/29	110,000	94,993
2.55% (SOFR + 1.180%)(5)	11/08/32	425,000	353,226
2.58% (SOFR + 1.250%)(5)	04/22/32	355,000	299,233
2.95% (SOFR + 1.170%)(5)	02/24/28	175,000	162,626
3.56% (3 mo. USD LIBOR + 0.730%)(5)	04/23/24	385,000	384,568
Lloyds Banking Group PLC (United Kingdom)
3.57% (3 mo. USD LIBOR + 1.205%)(5)	11/07/28	200,000	183,252
4.98% (1-year Treasury Constant Maturity Rate + 2.300%)(5)	08/11/33	300,000	290,063
Macquarie Group, Ltd. (Australia)
2.69% (SOFR + 1.440%)(1),(5)	06/23/32	160,000	128,158
2.87% (SOFR + 1.532%)(1),(5)	01/14/33	555,000	450,019
5.03% (3 mo. USD LIBOR + 1.750%)(1),(5)	01/15/30	215,000	211,435
Morgan Stanley
0.73% (SOFR + 0.616%)(5)	04/05/24	425,000	424,789
1.16% (SOFR + 0.560%)(5)	10/21/25	920,000	859,666
1.93% (SOFR + 1.020%)(5)	04/28/32	400,000	316,966
2.24% (SOFR + 1.178%)(5)	07/21/32	150,000	121,033
2.48% (SOFR + 1.360%)(5)	09/16/36	190,000	143,741
2.70% (SOFR + 1.143%)(5)	01/22/31	450,000	387,670
NatWest Group PLC (United Kingdom) 4.27% (3 mo. USD LIBOR + 1.762%)(5)	03/22/25	180,000	176,463
PNC Financial Services Group, Inc. 5.07% (SOFR + 1.933%)(5)	01/24/34	245,000	242,097
Santander UK Group Holdings PLC (United Kingdom)
1.09% (SOFR + 0.787%)(5)	03/15/25	565,000	534,281
1.53% (1-year Treasury Constant Maturity Rate + 1.250%)(5)	08/21/26	55,000	49,116
1.67% (SOFR + 0.989%)(5)	06/14/27	55,000	47,929
4.80% (3 mo. USD LIBOR + 1.570%)(5)	11/15/24	475,000	468,533
US Bancorp
3.70% (U.S. 5-year Treasury Constant Maturity Rate + 2.541%)(5),(12)	01/15/27	130,000	101,497
4.84% (SOFR + 1.600%)(5)	02/01/34	565,000	548,406
5.85% (SOFR + 2.090%)(5)	10/21/33	115,000	120,399
Wells Fargo & Co.
2.39% (SOFR+ 2.100%)(5)	06/02/28	1,090,000	982,229
3.35% (SOFR + 1.500%)(5)	03/02/33	1,320,000	1,145,839
3.53% (SOFR + 1.510%)(5)	03/24/28	285,000	269,214

			24,114,935

Beverages—0.2%
Bacardi, Ltd. 5.30%(1)	05/15/48	205,000	191,752
Triton Water Holdings, Inc. 6.25%(1)	04/01/29	350,000	278,586

			470,338

Biotechnology—0.4%
Amgen, Inc.
4.88%	03/01/53	135,000	126,729
5.60%	03/02/43	245,000	252,943
5.65%	03/02/53	245,000	255,175
Grifols Escrow Issuer SA 4.75%(1)	10/15/28	425,000	348,946

			983,793

Chemicals—0.5%
ASP Unifrax Holdings, Inc. 5.25%(1)	09/30/28	280,000	224,084
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV 4.75%(1)	06/15/27	135,000	128,952
International Flavors & Fragrances, Inc. 2.30%(1)	11/01/30	595,000	477,923
SK Invictus Intermediate II Sarl 5.00%(1)	10/30/29	285,000	236,926
Valvoline, Inc. 3.63%(1)	06/15/31	150,000	127,544

			1,195,429

Commercial Services—0.6%
Adtalem Global Education, Inc. 5.50%(1)	03/01/28	141,000	133,867
Global Payments, Inc.
5.40%	08/15/32	105,000	102,910
5.95%	08/15/52	179,000	171,231
HealthEquity, Inc. 4.50%(1)	10/01/29	265,000	237,321
Hertz Corp. (The)
4.63%(1)	12/01/26	25,000	22,763
5.00%(1)	12/01/29	405,000	337,454
Upbound Group, Inc. 6.38%(1)	02/15/29	270,000	227,475
WASH Multifamily Acquisition, Inc. 5.75%(1)	04/15/26	260,000	246,256

			1,479,277

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2023 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Computers—0.1%
NCR Corp.
5.13%(1)	04/15/29	$315,000	$273,745
5.25%(1)	10/01/30	80,000	65,382

			339,127

Cosmetics/Personal Care—0.1%
Edgewell Personal Care Co. 5.50%(1)	06/01/28	133,000	128,080

Diversified Financial Services—1.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
3.30%	01/30/32	590,000	487,582
3.88%	01/23/28	130,000	120,500
Air Lease Corp. 3.63%	12/01/27	120,000	110,157
American Express Co. 3.55% (U.S. 5-year Treasury Constant Maturity Rate + 2.854%)(5),(12)	09/15/26	145,000	121,256
Avolon Holdings Funding, Ltd.
2.53%(1)	11/18/27	406,000	343,915
2.88%(1)	02/15/25	305,000	285,947
3.95%(1)	07/01/24	85,000	82,683
Capital One Financial Corp. 3.27% (SOFR + 1.790%)(5)	03/01/30	375,000	323,640
Charles Schwab Corp. (The) 5.00% (U.S. 5-year Treasury Constant Maturity Rate + 3.256%)(5),(12)	06/01/27	135,000	114,750
Jane Street Group / JSG Finance, Inc. 4.50%(1)	11/15/29	435,000	390,534
Park Aerospace Holdings, Ltd. 5.50%(1)	02/15/24	132,000	130,826

			2,511,790

Electric—1.2%
Alliant Energy Finance LLC 3.60%(1)	03/01/32	535,000	476,819
Arizona Public Service Co. 3.35%	05/15/50	1,000,000	710,260
Duke Energy Corp. 3.85%	06/15/34	330,000	336,633
FirstEnergy Corp. 3.40%	03/01/50	450,000	309,209
FirstEnergy Transmission LLC 4.35%(1)	01/15/25	750,000	738,827
Pike Corp. 5.50%(1)	09/01/28	225,000	197,114
TenneT Holding BV
4.50%(8)	10/28/34	100,000	116,811
4.75%(8)	10/28/42	110,000	129,647

			3,015,320

Electrical Components & Equipment—0.1%
Energizer Holdings, Inc. 4.38%(1)	03/31/29	265,000	233,531

Engineering & Construction—0.2%
Artera Services LLC 9.03%(1)	12/04/25	254,000	219,913
Cellnex Finance Co. SA 2.00%(8)	09/15/32	100,000	84,459
Heathrow Funding Ltd. 1.88%(8)	03/14/36	150,000	128,467

			432,839

Entertainment—0.9%
Cinemark USA, Inc. 5.25%(1)	07/15/28	300,000	262,575
Everi Holdings, Inc. 5.00%(1)	07/15/29	275,000	247,500
Penn Entertainment, Inc.
4.13%(1)	07/01/29	300,000	250,752
5.63%(1)	01/15/27	165,000	155,122
WarnerMedia Holdings, Inc.
4.28%(1)	03/15/32	5,000	4,464
5.05%(1)	03/15/42	630,000	527,512
5.14%(1)	03/15/52	756,000	614,220

			2,062,145

Environmental Control—0.2%
Waste Pro USA, Inc. 5.50%(1)	02/15/26	425,000	391,292

Food—1.0%
H-Food Holdings LLC / Hearthside Finance Co., Inc. 8.50%(1)	06/01/26	194,000	120,251
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.
3.75%(1)	12/01/31	650,000	538,947
5.50%(1)	01/15/30	25,000	23,888
6.50%(1)	12/01/52	180,000	172,762
Kraft Heinz Foods Co.
5.00%	06/04/42	303,000	290,866
6.38%	07/15/28	210,000	223,582
Pilgrim’s Pride Corp.
4.25%	04/15/31	285,000	249,272
5.88%(1)	09/30/27	250,000	248,638
Post Holdings, Inc. 4.63%(1)	04/15/30	270,000	242,231
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed 4.63%(1)	03/01/29	300,000	243,909

			2,354,346

Gas—0.3%
Southern Co. Gas Capital Corp. 3.88%	11/15/25	640,000	623,263

Health Care-Products—0.2%
DENTSPLY SIRONA, Inc. 3.25%	06/01/30	295,000	260,932
Embecta Corp. 5.00%(1)	02/15/30	400,000	344,636

			605,568

Health Care-Services—2.0%
Cano Health LLC 6.25%(1)	10/01/28	160,000	88,400
Catalent Pharma Solutions, Inc. 3.50%(1)	04/01/30	450,000	395,879
Centene Corp.
2.45%	07/15/28	635,000	552,755
3.00%	10/15/30	248,000	209,059
4.25%	12/15/27	205,000	197,714

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2023 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
CommonSpirit Health 2.78%	10/01/30	$135,000	$115,329
Encompass Health Corp. 4.63%	04/01/31	285,000	249,210
HCA, Inc.
3.50%	07/15/51	154,000	106,277
3.63%(1)	03/15/32	180,000	158,450
4.13%	06/15/29	208,000	195,483
4.63%(1)	03/15/52	105,000	87,333
5.25%	06/15/49	312,000	281,839
5.25%	06/15/26	250,000	250,415
5.38%	09/01/26	65,000	65,437
5.50%	06/15/47	205,000	194,481
5.63%	09/01/28	100,000	100,940
7.05%	12/01/27	235,000	249,276
Humana, Inc. 4.95%	10/01/44	125,000	116,791
ModivCare, Inc. 5.88%(1)	11/15/25	130,000	124,805
Molina Healthcare, Inc.
3.88%(1)	11/15/30	520,000	454,827
3.88%(1)	05/15/32	175,000	148,853
Tenet Healthcare Corp.
4.25%	06/01/29	275,000	249,043
4.88%	01/01/26	260,000	255,156

			4,847,752

Housewares—0.1%
Newell Brands, Inc. 6.00%	04/01/46	300,000	245,559

Insurance—1.6%
Acrisure LLC / Acrisure Finance, Inc.
4.25%(1)	02/15/29	280,000	239,226
6.00%(1)	08/01/29	160,000	133,200
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 6.75%(1)	10/15/27	250,000	232,812
AssuredPartners, Inc. 5.63%(1)	01/15/29	150,000	129,800
Athene Global Funding
1.61%(1)	06/29/26	285,000	247,879
1.99%(1)	08/19/28	425,000	345,028
3.21%(1)	03/08/27	135,000	124,227
Brown & Brown, Inc. 4.95%	03/17/52	200,000	169,720
Farmers Exchange Capital 7.05%(1)	07/15/28	500,000	521,978
Farmers Insurance Exchange 4.75% (3 mo. USD LIBOR + 3.231%)(1),(5)	11/01/57	5,000	3,923
HUB International, Ltd. 7.00%(1)	05/01/26	125,000	123,438
Nationwide Mutual Insurance Co. 7.16% (3 mo. USD LIBOR + 2.290%)(1),(5)	12/15/24	1,000,000	996,165
Teachers Insurance & Annuity Association of America 4.38% (3 mo. USD LIBOR + 2.661%)(1),(5)	09/15/54	675,000	657,935

			3,925,331

Internet—0.4%
Cogent Communications Group, Inc. 7.00%(1)	06/15/27	125,000	124,078
Meta Platforms, Inc. 4.45%	08/15/52	140,000	123,417
Netflix, Inc. 5.88%	02/15/25	485,000	495,427
Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc. 4.75%(1)	04/30/27	135,000	115,425
Tencent Holdings, Ltd. 3.68%(1)	04/22/41	285,000	218,159

Total Internet (Cost: $1,185,813)			1,076,506

Machinery-Diversified—0.2%
OT Merger Corp. 7.88%(1)	10/15/29	575,000	346,340
Titan Acquisition, Ltd. / Titan Co-Borrower LLC 7.75%(1)	04/15/26	140,000	117,600

			463,940

Media — 1.4%
Cable One, Inc. 4.00%(1)	11/15/30	415,000	340,300
CCO Holdings LLC / CCO Holdings Capital Corp.
4.25%(1)	02/01/31	275,000	225,500
4.50%(1)	06/01/33	300,000	239,619
Charter Communications Operating LLC / Charter Communications Operating Capital
2.30%	02/01/32	165,000	125,855
4.80%	03/01/50	65,000	49,483
5.25%	04/01/53	355,000	288,085
5.38%	05/01/47	125,000	102,868
5.75%	04/01/48	360,000	314,478
CSC Holdings LLC
5.38%(1)	02/01/28	50,000	41,010
6.50%(1)	02/01/29	372,000	309,287
7.50%(1)	04/01/28	150,000	95,760
Diamond Sports Group LLC / Diamond Sports Finance Co. 5.38%(1),(13)	08/15/26	522,000	29,363
DirecTV Financing LLC / DirecTV Financing Co-Obligor Inc. 5.88%(1)	08/15/27	225,000	203,999
Gray Escrow II, Inc. 5.38%(1)	11/15/31	140,000	92,184
Scripps Escrow, Inc. 5.88%(1)	07/15/27	265,000	197,839
Sirius XM Radio, Inc. 3.88%(1)	09/01/31	310,000	241,330
Time Warner Cable LLC 5.50%	09/01/41	120,000	103,802
VZ Secured Financing BV 5.00%(1)	01/15/32	400,000	326,752

			3,327,514

Metal Fabricate & Hardware—0.1%
Advanced Drainage Systems, Inc. 6.38%(1)	06/15/30	125,000	122,626

Miscellaneous Manufacturers—0.8%
General Electric Co. 5.34% (3 mo. USD LIBOR + 0.480%)(5)	08/15/36	2,400,000	2,026,799

Oil & Gas—0.6%
KazMunayGas National Co. JSC 3.50%(8)	04/14/33	200,000	150,468
Occidental Petroleum Corp. 0.00%(7)	10/10/36	513,000	265,478

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2023 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Petroleos Mexicanos
6.35%	02/12/48	$34,000	$21,217
6.75%	09/21/47	75,000	48,811
6.95%	01/28/60	130,000	84,110
7.69%	01/23/50	486,000	343,329
Sunoco LP / Sunoco Finance Corp.
4.50%	05/15/29	283,000	260,504
4.50%	04/30/30	86,000	77,873
Transocean Poseidon, Ltd. 6.88%(1)	02/01/27	255,125	250,329

			1,502,119

Oil & Gas Services—0.1%
Archrock Partners LP / Archrock Partners Finance Corp. 6.25%(1)	04/01/28	140,000	135,100

Packaging & Containers—0.8%
Amcor Finance USA, Inc. 3.63%	04/28/26	400,000	386,808
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
5.25%(1)	08/15/27	300,000	236,814
5.25%(1)	08/15/27	50,000	39,471
Ball Corp.
4.00%	11/15/23	90,000	89,100
6.88%	03/15/28	240,000	249,000
Berry Global, Inc.
1.57%	01/15/26	335,000	304,548
1.65%	01/15/27	140,000	122,700
4.88%(1)	07/15/26	85,000	82,935
5.50%(1)	04/15/28	95,000	94,761
Graphic Packaging International LLC 4.75%(1)	07/15/27	130,000	124,313
Trivium Packaging Finance BV (Netherlands) 5.50%(1)	08/15/26	250,000	239,802

			1,970,252

Pharmaceuticals—1.0%
1375209 BC, Ltd. 9.00%(1)	01/30/28	240,000	238,200
180 Medical, Inc. 3.88%(1)	10/15/29	275,000	244,063
Bayer US Finance II LLC
4.63%(1)	06/25/38	515,000	471,920
4.88%(1)	06/25/48	285,000	255,897
CVS Health Corp. 5.05%	03/25/48	560,000	524,602
Option Care Health, Inc. 4.38%(1)	10/31/29	275,000	244,838
Prestige Brands, Inc. 3.75%(1)	04/01/31	445,000	377,578

			2,357,098

Pipelines—1.4%
Energy Transfer LP
5.15%	03/15/45	325,000	282,020
5.40%	10/01/47	566,000	504,815
6.63% (3 mo. USD LIBOR + 4.155%)(5),(12)	02/15/28	634,000	474,596
Global Partners LP / GLP Finance Corp. 6.88%	01/15/29	275,000	255,929
NGL Energy Operating LLC / NGL Energy Finance Corp. 7.50%(1)	02/01/26	145,000	140,106
Plains All American Pipeline LP / PAA Finance Corp. 3.80%	09/15/30	500,000	446,051
Rockies Express Pipeline LLC
4.80%(1)	05/15/30	125,000	110,000
4.95%(1)	07/15/29	425,000	381,246
Sabine Pass Liquefaction LLC 4.50%	05/15/30	125,000	120,636
TransMontaigne Partners LP / TLP Finance Corp. 6.13%	02/15/26	265,000	229,495
Venture Global Calcasieu Pass LLC 3.88%(1)	08/15/29	425,000	383,558

			3,328,452

Real Estate—0.1%
Blackstone Property Partners Europe Holdings Sarl 1.00%(8)	05/04/28	150,000	121,856
China Aoyuan Group Ltd 6.35%(4),(8),(13)	02/08/24	400,000	38,102
Sunac China Holdings Ltd. 6.50%(4),(8),(13)	01/10/25	200,000	48,328
Vonovia SE 1.50%(8)	06/14/41	100,000	57,141
Zhenro Properties Group Ltd. 6.63%(4),(8),(13)	01/07/26	200,000	16,083

Total Real Estate (Cost: $561,274)			281,510

REIT—2.0%
American Assets Trust LP 3.38%	02/01/31	275,000	221,064
American Tower Corp.
0.88%	05/21/29	150,000	131,287
1.00%	01/15/32	150,000	120,585
2.70%	04/15/31	195,000	163,670
CapitaLand Ascendas 0.75%(8)	06/23/28	115,000	99,311
CubeSmart LP 2.50%	02/15/32	210,000	169,310
Digital Intrepid Holding BV 0.63%(8)	07/15/31	165,000	123,621
Extra Space Storage LP 2.55%	06/01/31	320,000	260,122
GLP Capital LP / GLP Financing II, Inc.
5.30%	01/15/29	210,000	200,088
5.38%	04/15/26	421,000	408,961
5.75%	06/01/28	345,000	336,967
Healthcare Realty Holdings LP
2.00%	03/15/31	170,000	132,852
2.05%	03/15/31	22,000	16,733
2.40%	03/15/30	205,000	164,156
3.10%	02/15/30	245,000	212,378
Hudson Pacific Properties LP
3.95%	11/01/27	275,000	188,998
5.95%	02/15/28	55,000	42,560
Invitation Homes Operating Partnership LP
2.00%	08/15/31	210,000	161,452
2.70%	01/15/34	135,000	103,847
Iron Mountain Information Management Services, Inc. 5.00%(1)	07/15/32	420,000	362,250
Life Storage LP 2.40%	10/15/31	40,000	32,400
LXP Industrial Trust 2.70%	09/15/30	275,000	223,715
Prologis Euro Finance LLC
0.63%	09/10/31	165,000	129,409
4.25%	01/31/43	105,000	102,863
VICI Properties LP
5.13%	05/15/32	340,000	322,310
5.63%	05/15/52	79,000	71,228

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2023 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
VICI Properties LP / VICI Note Co., Inc.
3.75%(1)	02/15/27	$15,000	$13,860
3.88%(1)	02/15/29	140,000	124,620
4.13%(1)	08/15/30	42,000	36,907
4.50%(1)	09/01/26	80,000	76,555
4.50%(1)	01/15/28	48,000	44,513
4.63%(1)	06/15/25	20,000	19,348
5.75%(1)	02/01/27	60,000	59,131

			4,877,071

Retail—0.5%
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. 6.75%(1)	01/15/30	450,000	370,364
FirstCash, Inc. 5.63%(1)	01/01/30	280,000	258,675
Michaels Cos, Inc. (The) 7.88%(1)	05/01/29	590,000	413,558
Papa John’s International, Inc. 3.88%(1)	09/15/29	285,000	245,291

			1,287,888

Savings & Loans—0.2%
Nationwide Building Society (United Kingdom)
2.97% (SOFR + 1.290%)(1),(5)	02/16/28	250,000	227,502
4.36% (3 mo. USD LIBOR + 1.392%)(1),(5)	08/01/24	150,000	148,770

Total Savings & Loans (Cost: $407,427)			376,272

Semiconductors—0.1%
Broadcom, Inc. 2.60%(1)	02/15/33	161,000	126,388

Software—0.4%
Open Text Corp. 6.90%(1)	12/01/27	120,000	123,750
Oracle Corp.
2.88%	03/25/31	60,000	51,366
3.80%	11/15/37	80,000	66,482
3.95%	03/25/51	875,000	658,411
6.90%	11/09/52	120,000	134,761

			1,034,770

Telecommunications—2.0%
AT&T, Inc.
4.85%	03/01/39	348,000	327,005
5.25%	03/01/37	170,000	170,228
Frontier Communications Holdings LLC
5.00%(1)	05/01/28	350,000	304,178
6.75%(1)	05/01/29	150,000	119,021
8.63%(1)	03/15/31	96,000	94,079
Global Switch Finance BV 1.38%(8)	10/07/30	315,000	281,352
Intelsat Jackson Holding S. A. (Escrow)
8.50%(1),(4)	10/15/24	535,000	—
9.75%(1),(4)	07/15/25	621,000	—
Intelsat Jackson Holdings S. A. 6.50%(1),(2)	03/15/30	397,000	365,526
Level 3 Financing, Inc. 4.63%(1)	09/15/27	176,000	105,978
Qwest Corp. 7.25%	09/15/25	250,000	232,500
SES GLOBAL Americas Holdings, Inc. 5.30%(1)	03/25/44	675,000	531,642
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC (21-3A-SUB) 4.74%(1)	09/20/29	872,500	866,205
T-Mobile USA, Inc.
2.55%	02/15/31	140,000	118,722
2.63%	04/15/26	489,000	458,149
3.88%	04/15/30	235,000	220,689
4.75%	02/01/28	186,000	184,208
Vodafone Group PLC (United Kingdom) 4.88%	06/19/49	529,000	478,355

			4,857,837

Total Corporate Bonds (Cost: $89,607,090)			82,593,461

MUNICIPAL BONDS—0.7%
Alabama Economic Settlement Authority, Revenue Bond 4.26%	09/15/32	705,000	677,019
Metropolitan Transportation Authority, Revenue Bonds 5.18%	11/15/49	55,000	49,455
New York State Dormitory Authority, Revenue Bond 5.29%	03/15/33	1,000,000	1,024,967

Total Municipal Bonds (Cost: $1,943,650)			1,751,441

FOREIGN GOVERNMENT BONDS—0.7%
Brazilian Government International Bond 3.88%	06/12/30	200,000	179,233
Colombia Government International Bond
3.00%	01/30/30	50,000	39,338
8.00%	04/20/33	200,000	205,197
Dominican Republic International Bond 4.50%(1)	01/30/30	200,000	174,880
Egypt Government International Bond 5.25%(8)	10/06/25	200,000	159,180
Hungary Government International Bond 2.13%(1)	09/22/31	200,000	154,620
Oman Government International Bond 5.63%(8)	01/17/28	200,000	200,304
Panama Government International Bond 2.25%	09/29/32	200,000	153,840
South Africa Government Bond 4.88%	04/14/26	350,000	339,062

Total Foreign Government Bonds (Cost: $1,733,003)			1,605,654

U.S. TREASURY SECURITIES—1.0%
U.S. Treasury Inflation-Indexed Note 1.63%	10/15/27	1,766,549	1,801,701
U.S. Treasury Note 3.63%	03/31/28	577,000	578,059

Total U.S. Treasury Securities (Cost: $2,373,711)			2,379,760

Total Fixed Income Securities (Cost: $298,173,391)			268,255,380

COMMON STOCK—6.5%

Security		Shares
Agriculture—0.5%
Altria Group, Inc.		12,670	565,335
British American Tobacco PLC (SP ADR) (United Kingdom)		15,706	551,595

			1,116,930

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2023 (Unaudited) (Cont’d)

Security	Shares	Value
Banks—1.7%
Bank of America Corp.	41,077	$1,174,802
Comerica, Inc.	5,192	225,437
JPMorgan Chase & Co.	9,423	1,227,911
PNC Financial Services Group, Inc.	2,795	355,245
US Bancorp	10,043	362,050
Wells Fargo & Co.	19,525	729,844

		4,075,289

Diversified Financial Services—0.1%
Raymond James Financial, Inc.	2,712	252,948

Oil & Gas—0.5%
Sunoco LP	26,257	1,152,420

Oil & Gas Services—0.7%
USA Compression Partners LP	79,823	1,686,660

Pipelines—0.9%
Energy Transfer LP	103,400	1,289,398
Enterprise Products Partners LP	38,393	994,379

Total Pipelines (Cost: $1,614,723)		2,283,777

REIT—1.3%
AGNC Investment Corp.	144,641	1,457,981
Annaly Capital Management, Inc.	41,441	791,937
Redwood Trust, Inc.	61,963	417,631
Rithm Capital Corp.	55,339	442,712
		3,110,261

Telecommunications—0.8%
AT&T, Inc.	54,617	1,051,377
Intelsat S.A.(4),(14)	11,069	287,794
Verizon Communications, Inc.	15,224	592,062
		1,931,233

Total Common Stock (Cost: $15,867,099)		15,609,518

RIGHTS—0.0%
Telecommunications—0.0%
Intelsat S.A.(4),(14)	1,158	—
Intelsat S.A.(4),(14)	1,158	—

Total Rights (Cost: $—)		—

MONEY MARKET INVESTMENTS—1.5%
State Street Institutional US Government Money Market Fund, 4.70%(15)	3,679,544	3,679,544

Total Money Market Investments (Cost: $3,679,544)		3,679,544

Total Investments (119.4%) (Cost: $317,720,034)		287,544,442
Liabilities In Excess Of Other Assets (-19.4%)		(46,807,708)

Net Assets (100.0%)		$240,736,734

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2023 (Unaudited) (Cont’d)

FUTURES CONTRACTS

Number of Contracts	Type	Expiration Date	Notional Contract Value	Value	Net Unrealized Appreciation (Depreciation)
Long Futures
302	5-Year U.S. Treasury Note Futures	06/30/23	$32,421,514	$33,071,360	$649,846
234	2-Year U.S. Treasury Note Futures	06/30/23	47,652,290	48,310,031	657,741

			$80,073,804	$81,381,391	$1,307,587

Short Futures
294	10-Year U.S. Treasury Note Futures	06/21/23	$(34,534,446)	$(35,615,344)	$(1,080,898)
1	30 Year Euro-Buxl Future	06/8/23	(156,059)	(153,037)	3,022
5	Euro-Bobl Future	06/8/23	(642,586)	(640,354)	2,232
7	Euro-Bund Future	06/8/23	(1,000,788)	(1,033,083)	(32,295)
84	U.S. Ultra Long Bond Futures	06/21/23	(11,289,706)	(11,854,500)	(564,794)

			$(47,623,585)	$(49,296,318)	$(1,672,733)

FORWARD CURRENCY EXCHANGE CONTRACTS

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
SELL(16)
Citibank N.A.	EUR	3,668,000	04/13/23	$3,973,357	$3,987,067	$(13,710)
Goldman Sachs & Co.	EUR	222,000	04/13/23	237,684	241,311	(3,627)

				$4,211,041	$4,228,378	$(17,337)

CENTRALLY CLEARED—INTEREST RATE SWAP AGREEMENTS

Notional Amount	Expiration Date	Payment Made by Fund Frequency	Payment Made by Fund	Payment Received by Fund Frequency	Payment Received by Fund	Unrealized Appreciation (Depreciation)	Premium Paid	Value
$740,000(17)	09/20/53	Annual	3.000%	Annual	12-Month SOFOR	$(13,241)	$—	$(13,241)
723,000(17)	09/20/53	Annual	3.000%	Annual	12-Month SOFOR	$(12,936)	$—	$(12,936)

						$(26,177)	$—	$(26,177)

WRITTEN OPTIONS—EXCHANGE TRADED

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
Equity Options
Call
Bank Of America Corp.	$37.00	6/16/23	(284)	$(812,240)	$(1,704)	$(35,068)	$33,364
JPMorgan Chase & Co.	145.00	4/21/23	(94)	(1,224,914)	(1,504)	(40,088)	38,584
Wells Fargo & Co.	50.00	6/16/23	(60)	(224,280)	(330)	(5,589)	5,259
Wells Fargo & Co.	50.00	7/21/23	(135)	(504,630)	(1,553)	(16,940)	15,387

					$(5,091)	$(97,685)	$92,594

Notes to the Schedule of Investments:
ACES	Alternative Credit Enhancement Securities.
CLO	Collateralized Loan Obligation.
EETC	Enhanced Equipment Trust Certificate.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
PAC	Planned Amortization Class.
SOFR	Secured Overnight Financing Rate.
TAC	Target Amortization Class.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2023 (Unaudited) (Cont’d)

TBA	To Be Announced.
EUR	Euro Currency.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At March 31, 2023, the value of these securities amounted to $115,250,426 or 47.9% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(2)	Restricted security (Note 2).
(3)	This security is a residual or equity position that does not have a stated interest rate. This residual or equity position is entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debtholders and fund expenses.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(5)	Floating or variable rate security. The interest shown reflects the rate in effect at March 31, 2023.
(6)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(7)	Security is not accruing interest.
(8)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At March 31, 2023, the value of these securities amounted to $3,185,492 or 1.3% of net assets.
(9)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(10)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(11)	The maturity date of the security has been extended past the date disclosed. The new maturity date is not known as of March 31, 2023.
(12)	Perpetual maturity.
(13)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(14)	Non-income producing security.
(15)	Rate disclosed is the 7-day net yield as of March 31, 2023.
(16)	Fund sells foreign currency, buys U.S. Dollar.
(17)	This instrument has a forward starting effective date.

TCW Strategic Income Fund, Inc.

Investments by Sector (Unaudited)	March 31, 2023

Sector	Percentage of Net Assets
Corporate Bonds	34.3%
Residential Mortgage-Backed Securities—Non-Agency	30.2
Residential Mortgage-Backed Securities—Agency	19.1
Asset-Backed Securities	18.0
Common Stock	6.5
Commercial Mortgage-Backed Securities—Non-Agency	6.2
Money Market Investments	1.5
Commercial Mortgage-Backed Securities—Agency	1.2
U.S. Treasury Securities	1.0
Municipal Bonds	0.7
Foreign Government Bonds	0.7
Rights	0.0 *
Other**	(19.4)

Total	100.0%

*	Value rounds to less than 0.1% of net assets.
**	Includes cash, futures, written options, foreign currency exchange contracts, swap agreements, pending trades, interest receivable, and accrued expenses payable.

TCW Strategic Income Fund, Inc.

Fair Valuation Summary (Unaudited)	March 31, 2023

The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$42,799,380	$639,920	$43,439,300
Mortgage-Backed Securities
Commercial Mortgage-Backed Securities—Agency	—	2,974,919	—	2,974,919
Commercial Mortgage-Backed Securities—Non-Agency	—	14,279,956	601,854	14,881,810
Residential Mortgage-Backed Securities—Agency	—	45,900,900	—	45,900,900
Residential Mortgage-Backed Securities—Non-Agency	—	69,784,962	2,943,173	72,728,135

Total Mortgage-Backed Securities	—	132,940,737	3,545,027	136,485,764

Corporate Bonds*	—	82,490,948	102,513	82,593,461
Municipal Bonds	—	1,751,441	—	1,751,441
Foreign Government Bonds	—	1,605,654	—	1,605,654
U.S. Treasury Securities	578,059	1,801,701	—	2,379,760

Total Fixed Income Securities	578,059	263,389,861	4,287,460	268,255,380

Common Stock*	15,321,724	—	287,794	15,609,518
Rights*	—	—	—	—
Money Market Investments	3,679,544	—	—	3,679,544
Total Investments	$19,579,327	$263,389,861	$4,575,254	$287,544,442

Asset Derivatives
Futures Contracts
Interest Rate Risk	1,312,841	—	—	1,312,841

Total	$20,892,168	$263,389,861	$4,575,254	$288,857,283

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(1,677,987)	$—	$—	$(1,677,987)
Forward Currency Contracts
Foreign Currency Risk	—	(17,337)	—	(17,337)
Swap Agreements
Interest Rate Risk	—	(26,177)	—	(26,177)
Written Options
Equity Risk	(5,091)	—	—	(5,091)

Total	$(1,683,078)	$(43,514)	$—	$(1,726,592)

*	See Schedule of Investments for corresponding industries.

Note 1 — Security Valuations

Securities listed or traded on the NYSE and other stock exchanges are valued at the latest sale price on that exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) are valued using official closing prices as reported by NASDAQ, which may not be the last sale price. All other securities for which over-the-counter (“OTC”) market quotations are readily available, including short-term securities, swap agreements and forward currency contracts, are valued with prices furnished by independent pricing services or by broker-dealers.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Directors of the Fund (the “Board” or the “Board of Directors”) has designated the Advisor as the “valuation designee” with respect to the fair valuation of the Fund’s portfolio securities, subject to oversight by and periodic reporting to the Board. Fair valued securities are those for which market quotations are not readily available, including in circumstances under which it is determined by the Advisor that prices received are not reflective of their market values.

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses investments in its financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical investments.

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates,

prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”). The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise, they would be categorized as Level 3.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized as Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized as Level 3 of the hierarchy.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized as Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized as Level 2 of the fair value hierarchy; if a discount is applied and significant, they are categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets are categorized as Level 2 of the fair value hierarchy.

Foreign currency contracts. The fair values of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. They are categorized as Level 1.

Government and agency securities. Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized as Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Interest rate swaps. Interest rate swaps are fair valued using pricing models that take into account, among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps are categorized as Level 2; otherwise, the fair values are categorized as Level 3.

Money market funds. Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value (“NAV”), they are categorized as Level 1 of the fair value hierarchy.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wanted lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds are categorized as Level 2; otherwise, the fair values are categorized as Level 3.

Options contracts. Option contracts traded on securities exchanges are fair valued using market mid prices; as such, they are categorized as Level 1. Option contracts traded OTC are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at the-money, and out-of-money contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized as Level 2; otherwise, the fair values would be categorized as Level 3.

Restricted securities. Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized as Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments. Short-term investments are valued using market price quotations, and are categorized as Level 1 or Level 2 of the fair value hierarchy.

The summary of the inputs used as of March 31, 2023 in valuing the Fund’s investments is listed after the Investments by Sector table.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Asset-Backed Securities	Commercial Mortgage- Backed Securities — Non-Agency	Common Stock	Corporate Bonds		Residential Mortgage-Backed Securities — Non- Agency
Balance as of December 31, 2022	$724,120		$267,870	$88,480		$2,903,386
Accrued Discounts (Premiums)	—		—	—		(77,564)
Realized Gain (Loss)	—		—	—		—
Change in Unrealized Appreciation (Depreciation)	(84,200)	(1,634)	19,924	14,033		117,351
Purchases	—	603,488	—	—		—
Sales	—		—	—		—
Transfers in to Level 3 (1)	—		—	—	(1)	—
Transfers out of Level 3 (1)	—		—	—		—

Balance as of March 31, 2023	$639,920	$601,854	$287,794	$102,513		$2,943,173

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2023	$(84,200)	$(1,634)	$19,924	$14,033		$117,351

(1)	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Significant unobservable valuation inputs for Level 3 investments as of March 31, 2023, are as follows:

Description	Fair Value at March 31, 2023	Valuation Techniques	Unobservable Input	Price or Price Range	Weighted Average Price	Impact to Valuation If Input Increases
Asset-Backed Securities	$639,920	Fair Valuation	Broker Quotes	$19,000.00	$19,000.00	Increase
Commercial Mortgage-Backed Securities— Non-Agency	$601,854	Third-party Vendor	Vendor Prices	$99.480	$99.480	Increase
Common Stock	$287,794	Third-party Vendor	Vendor Prices	$26.000	$26.000	Increase
Corporate Bonds	$102,513	Third-party Vendor	Vendor Prices	$8.041- $24.164	$12.814	Increase
Residential Mortgage-Backed Securities— Non-Agency	$2,943,173	Third-party Vendor	Vendor Prices	$0.001 - $17.591	$3.425	Increase
Rights	$0	Fair Valuation	Contingent Payment	$0.00	$0.00	Increase

Derivative Instruments: Derivatives are financial instruments which are valued based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

For the quarter ended March 31, 2023, the Fund had derivatives and transactions in derivatives, grouped in the following risk categories:

	Equity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Asset Derivatives
Futures Contracts	$—	$—	$1,312,841	$1,312,841

Total Value	$—	$—	$1,312,841	$1,312,841

Liability Derivatives
Written Options	$(5,091)	$—	$—	$(5,091)
Forward Contracts	—	(17,337)	—	(17,337)
Swap Agreements	—	—	(26,177)	(26,177)
Futures Contracts	—	—	(1,677,987)	(1,677,987)

Total Value	$(5,091)	$(17,337)	(1,704,164)	$(1,726,592)

Number of Contracts or Notional Amounts(1)
Forward Contracts	$—	$3,697,979	—	$3,697,979
Futures Contracts	—	—	881	881
Written Options	573	—	—	573
Swap Agreements	$—	—	$16,251,000	$16,251,000

(1)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the period ended March 31, 2023.

Mortgage-Backed and Other Asset-Backed Securities: The Fund may invest in MBS, which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (Ginnie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Corporation (Fannie Mae). The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal - only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Mortgage-backed and other asset-backed securities held by the Fund at March 31, 2023 are listed in the Fund’s Schedule of Investments.

Repurchase Agreements: The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. The Fund had no repurchase agreements outstanding at March 31, 2023.

When-Issued, Delayed-Delivery, To Be Announced (“TBA”) and Forward Commitment Transactions: The Fund may enter into when-issued, delayed-delivery, TBA or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, TBA or forward commitment transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, TBA or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against this deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them.

Securities Lending: The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the period ended March 31, 2023.

Derivatives:

Forward Foreign Currency Contracts: The Fund enters into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Outstanding foreign currency forward contracts at March 31, 2023 are disclosed in the Schedule of Investments.

Futures Contracts: The Fund may enter into futures contracts. The Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the period ended March 31, 2023, the Fund utilized treasury futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at March 31, 2023 are listed in the Fund’s Schedule of Investments.

Options: The Fund may purchase and sell put and call options on a security or an index of securities to enhance investment performance and/or to protect against changes in market prices. The Fund may also enter into currency options to hedge against or to take advantage of currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Purchasing foreign currency options gives a Fund the right, but not the obligation, to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These currency options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. During the period ended March 31, 2023, the Fund entered into written option contracts to gain exposure to the equity market.

Swap Agreements: The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. The Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. The Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of the Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. The Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

The Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds (or other obligations of the reference entity with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and the Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the period ended March 31, 2023, the Fund entered into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk). Outstanding swap agreements at March 31, 2023 are disclosed in the Schedule of Investments.

Note 2 — Restricted Securities

The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Fund considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities held by the Fund at March 31, 2023 are listed below:

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Academic Loan Funding Trust (12-1A-R), 0.00%, due 12/27/2044	11/1/2022	$735,000	639,920	0.27%
Intelsat Jackson Holdings, 6.50%, due 3/15/2030	1/27/2022	$388,195	$365,526	0.15%

		$1,123,195	$1,005,446	0.42%